SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

                      ___________________



    Date of Report (Date of earliest event reported) August 2, 2001
                         BICO, INC.
    (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-10822                     25-1229323
(State of other jurisdiction (Commission File Number)     (IRS Employer
  of incorporation)                                      Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,  Pennsylvania  15220
  (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

          _____________________________________________________
       (Former name or former address,if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. today announced in response to the recent drop in it's stock price that nothing material to the Company's operations has occurred to cause such a decline. In fact, BICO's consolidated revenues are currently exceeding all historical results.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                          SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of  1934,  the  Registrant has duly caused this  Report  to  be
signed   on  its  behalf  by  the  undersigned  hereunto   duly
authorized.

                                   BICO, INC.

                                   by /s/  Fred E. Cooper
                                           Fred E. Cooper, CEO

DATED:  August 2, 2001



     BICO REPORTS NO OPERATIONAL REASON FOR STOCK DROP


Pittsburgh, PA - August 2, 2001 - BICO, Inc. (OTCBB:BIKO) today announced in response to the recent drop in it's stock price that nothing material to the Company's operations has occurred to cause such a decline.  In fact, BICO's consolidated revenues are currently exceeding all historical results.

     Led by Petrol Rem, BICO's environmental clean-up

subsidiary, BICO anticipates that revenues will continue to

increase during the third quarter.   Further, BICO recently

announced the acquisition of the exclusive worldwide marketing rights to the InstantScreen Rapid HIV one-half test that shows 100%

specificity and sensitivity in preliminary reports from Walter

Reed Army Hospital evaluations.  Biocontrol Technology, the

Indiana, PA-based division, recently received what it hopes

will be the first in a series of outside manufacturing

contracts which will utilize their facility to generate revenue while clinical trials of the noninvasive glucose sensor

continue.  Subsidiary ViaCirq is generating revenue and

continues to place its Thermo-Chem HT System at additional

major health care institutions pursuant to evaluation

agreements, which ViaCirq believes will result in sales of its extracorporeal hyperthermia equipment and disposables.

     BICO, Incorporated has its corporate offices in

Pittsburgh, PA and is involved in the development and

manufacture of biomedical devices and environmental solutions.


FOR FURTHER INFORMATION, CONTACT:
Investors Media
Diane McQuaide Susan Taylor
1.412.429.0673 phone     1.412.429.0673 phone
1.412.279.9690 fax  1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com



  This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or
                results may vary significantly.
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